UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 21, 2014

OSHKOSH CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	1-31371	39-0520270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 2566, Oshkosh, Wisconsin 54903

(Address of principal executive offices, including zip code)

(920) 235-9151

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

On February 21, 2014, Oshkosh Corporation (the “Company”) completed its private offering of $250 million aggregate principal amount of its 5.375% Senior Notes due 2022 (the “Notes”) in accordance with Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”).  The Notes were issued pursuant to an indenture (the “Indenture”), dated February 21, 2014, among the Company, the Guarantors party thereto and Wells Fargo Bank, National Association, as trustee.  The material terms of the Indenture are described in the Company’s Current Report on Form 8-K filed with the Securities Exchange Commission on February 7, 2014, which description is incorporated by reference herein.  Such description of the Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture, a copy of which is filed herewith as Exhibit 4.1 and is incorporated by reference herein.

On February 21, 2014, the Company, the Guarantors party thereto and J.P. Morgan Securities LLC, as representative of the several initial purchasers named therein, entered into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which the Company agreed (i) to use its commercially reasonable efforts to consummate an exchange offer within 366 days after the issuance of the Notes, or (ii) if required, to have a shelf registration statement declared effective with respect to resales of the Notes.  The material terms of the Registration Rights Agreement are described in the Company’s Current Report on Form 8-K filed with the Securities Exchange Commission on February 7, 2014, which description is incorporated by reference herein.  Such description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed herewith as Exhibit 4.2 and is incorporated by reference herein.

The Company received approximately $245.8 million in proceeds from the sale of the Notes, after deducting the initial purchasers’ discounts and commissions and estimated expenses of the offering payable by the Company.  The Company intends to use the entire net proceeds from the sale of the Notes, together with available cash, to redeem all of the Company’s outstanding $250.0 million aggregate principal amount of 8¼% Senior Notes due 2017 on March 10, 2014.

Item 8.01.                                        Other Events.

On February 21, 2014, the Company issued a press release announcing the completion of the private offering of the Notes.  Pursuant to Rule 135c of the Securities Act, the Company is filing a copy of such press release as Exhibit 99.1 hereto, which is incorporated by reference herein.

Item 9.01.                                        Financial Statements and Exhibits.

(a)                                 Not applicable.

(b)                                 Not applicable.

(c)                                  Not applicable.

(d)                                 Exhibits.  The following exhibits are being filed herewith:

(4.1)                       Indenture, dated February 21, 2014, by and among the Company, the Guarantors party thereto and Wells Fargo Bank, National Association, as trustee.

(4.2)                       Registration Rights Agreement, dated February 21, 2014, by and among the Company, the Guarantors party thereto and J.P. Morgan Securities LLC, as representative of the several initial purchasers named therein.

(99.1)                Oshkosh Corporation Press Release dated February 21, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSHKOSH CORPORATION

Date: February 21, 2014	By:	/s/ David M. Sagehorn
David M. Sagehorn
Executive Vice President and
Chief Financial Officer

OSHKOSH CORPORATION

Exhibit Index to Current Report on Form 8-K

Dated February 21, 2014

Exhibit
Number

(4.1)	Indenture, dated February 21, 2014, by and among the Company, the Guarantors party thereto and Wells Fargo Bank, National Association, as trustee.

(4.2)

Registration Rights Agreement, dated February 21, 2014, by and among the Company, the Guarantors party thereto and J.P. Morgan Securities LLC, as representative of the several initial purchasers named therein.

(99.1)	Oshkosh Corporation Press Release dated February 21, 2014.